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                                                             EXHIBIT 10.10A

                             BIG DOG HOLDINGS, INC.

                                ELIGIBLE EMPLOYEE

                      NON-QUALIFIED STOCK OPTION AGREEMENT



     This AGREEMENT dated as of __________, 1997, is between BIG DOG HOLDINGS, INC., a Delaware corporation (the "CORPORATION"), and the individual named on the signature page hereof (the "PARTICIPANT"). The Corporation and the Participant agree to the terms and conditions set forth herein as required by the terms of the Plan (as defined below).

     A. The Corporation has adopted and the stockholders of the Corporation have approved the 1997 Performance Award Plan, as supplemented by an Addendum ( the "ADDENDUM") each dated as of August 1, 1997 (together with the Addendum, the "PLAN"). All capitalized terms not defined herein shall have the meaning provided in the Plan.

     B. Pursuant to the Plan, the Corporation has granted an option (the "OPTION") to the Participant on the terms and conditions evidenced by this Agreement, contemplated by the Plan, which Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

     In consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

          1. OPTION GRANT. This Agreement evidences the grant to the Participant, as of August 1, 1997 (the "AWARD DATE"), of an Option to purchase an aggregate of ____________________________ shares of Common Stock under
Section 2 of the Plan (the "OPTION SHARES"), subject to the terms and conditions of, and to adjustments as set forth in or pursuant to, the Plan and to the terms and conditions hereof.

          2. EXERCISE PRICE. The Option entitles the Participant to purchase (subject to the vesting requirements and other terms of Sections 3 through 13 below) all or any part of the Option Shares at a price per share of Twelve Dollars ($12.00), which represents the Fair Market Value of the shares on the Award Date as determined by the Board in accordance with the Plan.

          3.   OPTION EXERCISABILITY AND TERM.

          3.1. Subject to adjustment pursuant to the Plan, the Option will first become and, subject to Section 5, remain exercisable as to 20% of the shares on August 1,

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1998 and as to an additional 20% of the shares on each of the next four anniversaries of that date, in each case subject to adjustments, acceleration and termination under the Plan.

          3.2. The Option expires on July 31, 2004 (the "EXPIRATION DATE"), unless earlier terminated in accordance with the terms of the Plan or this Agreement.

          3.3 To the extent the Participant does not in any year purchase all or any part of the shares to which the Participant is entitled, the Participant has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires.

          3.4 Fractional share interests shall be disregarded, but may be cumulated.

          3.5 No fewer than 100 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

          3.6 Participant acknowledges that the vesting schedule requires continued service through each applicable vesting date as a condition to the vesting of the applicable rights and benefits under this Agreement. Partial service, even if substantial, during any vesting period will not entitle the Participant to any proportionate vesting or avoid or mitigate a termination of rights and benefits upon or following a termination of employment or service as provided in Section 5 below or under the Plan.

          4. METHOD OF EXERCISE OF OPTION. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment as provided in or pursuant to Section 2.2.2(a), (b), or (e) of the Plan, or in any combination thereof; subject to such further limitations as the Committee may from time to time establish as to any non-cash payment and as to the tax withholding requirements of the Plan. In addition, the Participant or his or her successor in interest shall furnish any written statements required pursuant to Section
6.4 of the Plan.

          5. EFFECT OF TERMINATION OF EMPLOYMENT OR DEATH; CHANGE IN SUBSIDIARY STATUS. The Option and all other rights hereunder, to the extent not previously exercised, shall terminate and become null and void at such time as the Participant ceases to be employed by the Company except that:

               (a) if the Participant's employment terminates by reason of disability (as determined by the Committee), the Participant may at any time within a period of six (6) months after the termination of employment exercise the Option, but only to the extent the Option was exercisable at the date of such termination;


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               (b)  if the Participant's employment terminates by reason of
     Retirement, the Participant may at any time within a period of six (6) months after such termination exercise the Option, but only to the extent the Option was exercisable at the date of such termination;

               (c) if the Participant's employment terminates by reason of resignation, other than pursuant to a dismissal for Cause (as defined below), or by reason of a dismissal without Cause, the Participant may at any time within a period of three (3) months after such termination exercise the Option, but only to the extent the Option was exercisable at the date of such termination;

               (d) if the Participant dies while in the employ of the Company, or within three (3) months after a termination described in subsection (a) of this Section 5, then the Option may be exercised within a period of six
     (6) months after the Participant's date of death, but only to the extent the Option was exercisable on the date of Participant's termination of service;

PROVIDED, HOWEVER, THAT IN EACH CASE IN NO EVENT MAY THE OPTION BE EXERCISED BY ANYONE UNDER THIS SECTION 5 OR OTHERWISE AFTER THE EXPIRATION DATE.

For purposes of clause (c) of this Section 5, the Participant will be considered to have been dismissed for "Cause" if the Company has terminated Participant's employment because of any act which has resulted in the Participant's personal gain at the expense of the Company or because of incompetence, insubordination or refusal to perform assigned duties; negligence, willful misconduct or breach of fiduciary duty; being convicted of (or pleading guilty or no contest to) a crime (other than minor traffic violations or similar offenses); being under the influence of, or using, distributing or possessing, unauthorized or illegal drugs or intoxicating beverages while on duty or on the Company's premises; suspicion of theft, embezzlement, fraud, or dishonesty; willful destruction or defacement of the Company's, a visitor's, or an employee's property; unauthorized disclosure of confidential information; falsifying or altering the Company's records; inappropriate absences from work; or other conduct that the Committee believes may result in a detriment to the business or reputation of the Company. In each case, the existence or non-existence of "Cause" shall be determined in the sole discretion of the Committee. Nothing contained in this Agreement or the Plan constitutes an employment commitment by the Company, affects the Participant's status as an employee-at-will who is subject to termination without cause, confers upon the Participant any right to remain employed by the Company or any subsidiary, interferes in any way with the right of the Company or of any subsidiary at any time to terminate such employment, or affects the Company's right to increase or decrease the Participant's other compensation.

          6. TERMINATION OF OPTION UPON CERTAIN EVENTS. The Option to the extent not previously exercised may be terminated in accordance with the provisions of Section 6.2 of the Plan.


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          7.   NON-TRANSFERABILITY OF OPTION; CALL RIGHTS; OTHER RESTRICTIONS;
INVESTMENT REPRESENTATIONS.

          7.1. During the Participant's lifetime, this Option and any other rights hereunder may be exercised only by the Participant or the Participant's duly appointed guardian or legal representative. The Option and such rights shall not be sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise). Nothing in this Section 7 shall prevent a transfer by will or by the applicable laws of descent and distribution.

          7.2. Unless and until the issuance of the Option Shares is registered under the Securities Act of 1933, the Option Shares are subject to substantial restrictions on transfer as provided in Appendix A hereto, incorporated herein by this reference.

          7.3. The Participant acknowledges that by executing this Agreement he or she makes the investment and other representations set forth in Appendix A hereto, incorporated herein by this reference.

          8. NOTICES. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office, to the attention of the General Counsel and to the Participant at the address given beneath the Participant's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

          9.   PARTICIPANT NOT A STOCKHOLDER.

          9.1. Neither the Participant nor any other person entitled to exercise the Option shall have any of the rights or privileges of a stockholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him or her prior to delivery of the exercise price and satisfaction of all other conditions precedent to the due exercise of the Option and delivery of Option Shares.

          9.2 The Participant acknowledges and agrees that neither the Option nor anything contained in this Agreement or the Plan (a) confers upon the Participant any right to vote or to give or withhold consent to any corporate action, to receive any notices of meetings or other action of the board or stockholders, to receive dividends or other distributions, or otherwise to receive rights or benefits in respect of shares issuable on the exercise of the Option or any other rights of a stockholder, (b) creates any equity interest in the Corporation, or (c) imposes on the Corporation, the Board, any committee of the Board or any officer, director or agent of the Corporation any fiduciary duty to the Participant. Participant's rights are solely in contract and limited to claims for contract damages if the Corporation materially breaches this Agreement.

          9.3 Neither the Option nor anything contained in this Agreement or the Plan shall be deemed to restrict in any way any rights of the stockholders of the


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Corporation or the Board during the term of this Agreement to issue additional securities of the Corporation and to determine the consideration therefor, to make distributions to stockholders, to sell or dispose of assets, to reorganize, merge, or dissolve and liquidate the Corporation or to take any other action or make any other change (fundamental or otherwise) affecting the structure, existence, organization, operations, business assets or equity of the Corporation and/or any of its subsidiaries. No adjustments to the Option exercise price or number of shares will be required in connection with any of such actions or events, except as, the Committee shall expressly provide under Section 6.2 of the Plan.

          10. EFFECT OF AWARD AGREEMENT. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation, except to the extent the Committee determines otherwise.

          11. LAWS APPLICABLE TO CONSTRUCTION. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of California.

          12. GENERAL TERMS. The Option, this Agreement and all rights of Participant thereunder are subject to, and the Participant agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference. The Participant acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and reading and understanding its applicable provisions. Provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights of the Participant, unless such rights are expressly set forth herein or in the sole discretion of the Committee are conferred by appropriate action of the Committee under the Plan after the date hereof.

          13. INFORMATION. The Participant acknowledges that he has received and reviewed a Private Placement Memorandum dated as of August 1, 1997 providing information as to the plan and the Corporation, which include financial statements of the Corporation as of and for periods ended December 31, 1996 and June 30, 1997.


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          The parties have signed this Agreement as of the date in Section 1.

BIG DOG HOLDINGS, INC.
(a Delaware corporation)


By:_____________________________

Title:__________________________


PARTICIPANT


    ______________________________
    (Signature)

    ______________________________
    (Print Name)

    ______________________________
    (Address)

    ______________________________
    (City, State, Zip Code)

    ______________________________
    (Social Security Number)


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                                  SPOUSAL CONSENT
                                  ---------------



     In consideration of the execution of the foregoing Non-Qualified Stock Option Agreement by Big Dog Holdings, Inc., I, _________________________, the spouse of the Participant named therein, agree to be bound by all of the terms and provisions thereof and of the Plan.



DATED:    _______________, 1997



                                   ______________________________
                                        Signature of Spouse



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                                   APPENDIX A

                             BIG DOG HOLDINGS, INC.
                           1997 PERFORMANCE AWARD PLAN

                     SECURITIES LAW INVESTMENT REPRESENTATIONS

1. RESTRICTIONS ON SHARES. The Participant represents that he/she understand that (i) the offer and grant of an Option to the Participant and the offer and sale of any Option Shares is being made to the Participant without registration of such offer, grant or sale under federal securities laws and without qualification under any state securities laws. Accordingly, the Option Shares will be "restricted securities" under Rule 144 Under the Securities Act since they are being acquired from the Corporation in an offering under Rule 701 and
(ii) under such laws and applicable regulations, any Option Shares may be resold without registration under the Securities Act and qualification under state laws only in certain limited circumstances. The Participant represents that he/she is familiar with such Rules 144 and 701, and understands the resale limitations imposed thereby and by the Securities Act and the state securities law.

2. ADDITIONAL RESTRICTIONS. The Participant represents that he/she has read and understands the restrictions and limitations imposed on the Option and the Option Shares under the Plan, including, but not limited to the termination provisions of Section 2.6 and the non-transferability provisions of Section 1.9.

3. SHARE CERTIFICATE LEGEND. The Participant represents that he/she understands and acknowledges that any certificate evidencing the Option Shares if and when issued may, if determined to be appropriate by the General Counsel of the Corporation, bear, in addition to any other legends which may be required at the time by applicable state or federal securities laws, the following legends:

     "THE SALE, ASSIGNMENT, PLEDGE OR OTHER TRANSFER AND VOTING OF THE SHARES PRESENTED BY THIS CERTIFICATE OR ANY INTEREST THEREIN ARE SUBJECT TO A NON-QUALIFIED STOCK OPTION AGREEMENT DATED AUGUST 1, 1997 (A COPY OF WHICH IS ON FILE AT THE OFFICE OF BIG DOG HOLDINGS, INC.).

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("ACT") NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULES 144 OR 701 UNDER THE ACT, OR IN


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     THE OPINION OF COUNSEL TO THE CORPORATION, REGISTRATION UNDER THE ACT IS
     UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS."


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